BRIDGE BUILDER TRUST

Bridge Builder Tax Managed Large Cap Fund (the “Large Cap Fund”)

Bridge Builder Tax Managed Small/Mid Cap Fund (the “Small/Mid Cap Fund”)

Bridge Builder Tax Managed International Equity Fund (the “International Equity Fund”)

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated July 1, 2024

to the Prospectus dated October 27, 2023

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, Jennifer Mihara has been added as a portfolio manager of the portion of each Fund’s assets managed by Parametric Portfolio Associates LLC (“Parametric’s Allocated Portion of each Fund”). Thomas Seto, Paul Bouchey, James Reber and Jennifer Sireklove continue to serve as portfolio managers of Parametric’s Allocated Portion of each Fund.

Accordingly, the Prospectus is hereby supplemented and revised as follows:

1.

The table entitled “Parametric” in the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section” for each of the Funds is replaced with the following:

Portfolio Managers	Position with Parametric	Length of Service to the Fund
Thomas Seto	Head of Investment Management	Since Inception
Paul Bouchey, CFA	Global Head of Research	Since Inception
James Reber	Managing Director, Portfolio Management	Since Inception
Jennifer Sireklove	Managing Director, Investment Strategy	Since Inception
Jennifer Mihara	Managing Director, Centralized Portfolio Management	Since July 2024

2.

The sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers – Large Cap Fund, Small/Mid Cap Fund and International Equity Fund – Parametric – Portfolio Managers” under the section entitled “Management of the Funds” is replaced with the following:

Portfolio Managers:

Thomas Seto, Paul Bouchey, CFA, James Reber and Jennifer Sireklove, CFA have been portfolio managers of the Funds since their inception, and Jennifer Mihara has been a portfolio manager of the Funds since July 2024.

Thomas Seto, Head of Investment Management, has managed the portion of each Fund’s assets allocated to Parametric since each Fund’s inception. Mr. Seto is responsible for all portfolio management and trading related to the firm’s equity strategies. Prior to joining Parametric in 1998, Mr. Seto served as the head of US Equity Index investments at Barclays Global Investors. He earned an MBA in finance from the University of Chicago Booth School of Business and a BS in electrical engineering from the University of Washington.

Paul Bouchey, CFA, Global Head of Research, has managed the portion of each Fund’s assets allocated to Parametric since each Fund’s inception. Mr. Bouchey joined Parametric in 2006 and leads Parametric’s research and development activities across all strategies. Mr. Bouchey earned a BA in mathematics and physics from Whitman College and an MS in computational finance and risk management from the University of Washington. A CFA charterholder, he is a member of the CFA Society of Seattle.

James Reber, Managing Director, Portfolio Management, has managed the portion of each Fund’s assets allocated to Parametric since each Fund’s inception. He is responsible for portfolio management of Parametric’s Private Client Direct Group, primarily serving Parametric’s wealth management and family office client base. The Private Client Direct Group manages US, non-US, and global Custom Core® portfolios. Prior to joining Parametric in 2004, he was a senior associate with Standard and Poor’s Corporate Value Consulting Group, providing financial valuation services to IT and technology industries. He earned an MBA from the University of Washington and a BS in chemical engineering from Michigan State University.

Jennifer Sireklove, CFA, Managing Director, Investment Strategy, has managed the portion of each Fund’s assets allocated to Parametric since each Fund’s inception. She leads the Investment Strategy Team at Parametric, which is responsible for all aspects of Parametric’s equity-based investment strategies. In addition, she has direct investment responsibility for Parametric’s Emerging Markets and International Equity Strategies and chairs Parametric’s Stewardship Committee. Previously she helped build Parametric’s active ownership and custom ESG portfolio construction practices. Prior to joining Parametric in 2013, she worked in equity research, primarily covering the energy, utility, and industrial sectors at firms including D.A. Davidson and McAdams Wright Ragen. She earned an MBA in finance and accounting from the University of Chicago and a BA in economics from Reed College. A CFA charterholder since 2006, she is a member of the CFA Society of Seattle.

Jennifer Mihara, Managing Director, Centralized Portfolio Management, has managed the portion of each Fund’s assets allocated to Parametric since July 1, 2024. She leads the team primarily serving Parametric’s wealth management, family office and institutional client base. Ms. Mihara was previously a supervisor on the Large Case Custom Core® Portfolio Management Team, primarily serving Parametric’s wealth management, family office and institutional client base. Prior to joining Parametric in 2005, she was an investment associate at Merrill Lynch for five years. She earned a BA in economics and a minor in mathematics from Colgate University.

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BRIDGE BUILDER TRUST

Bridge Builder Tax Managed Large Cap Fund (the “Large Cap Fund”)

Bridge Builder Tax Managed Small/Mid Cap Fund (the “Small/Mid Cap Fund”)

Bridge Builder Tax Managed International Equity Fund (the “International Equity Fund”)

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated July 1, 2024

to the Statement of Additional Information (“SAI”)

dated October 27, 2023

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Effective immediately, Jennifer Mihara has been added as a portfolio manager of the portion of each Fund’s assets managed by Parametric Portfolio Associates LLC (“Parametric’s Allocated Portion of each Fund”). Thomas Seto, Paul Bouchey, James Reber and Jennifer Sireklove continue to serve as portfolio managers of Parametric’s Allocated Portion of each Fund.

Accordingly, the SAI is hereby supplemented and revised as follows:

The sub-section entitled “Other Accounts Managed by Portfolio Managers” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Tax Managed Large Cap Fund, Tax Managed Small/Mid Cap Fund and Tax Managed International Equity Fund – Parametric Portfolio Associates LLC” is hereby replaced with the following:

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Tax Managed Large Cap Fund, Tax Managed Small/Mid Cap Fund and Tax Managed International Equity Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2023, unless otherwise noted. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Thomas Seto	64	$27.15 billion	7	$987.22 million	81,491	$207.23 billion
Paul Bouchey, CFA	19	$13.13 billion	6	$887.27 million	81,479	$207.3 billion
James Reber	37	$12.75 billion	0	$0	78,608	$185.87 billion
Jennifer Sireklove, CFA	6	$1.33 billion	6	$887.27 million	81,494	$207.4 billion
Jennifer Mihara*	0	$0	0	$0	96,565	$248.8 billion

*As of April 30, 2024.

As of June 30, 2023, for Messrs. Seto, Bouchey and Reber and Ms. Sireklove and as of March 31, 2024, for Ms. Mihara, the above-listed portfolio managers did not beneficially own any shares of the Funds.

Potential Conflicts of Interest. Parametric is a wholly-owned subsidiary of Morgan Stanley, a global financial institution that provides a broad spectrum of investment banking and financial services. Parametric and its affiliates advise other clients and investment funds with a wide variety of investment objectives that may in some instances overlap or conflict with the Funds’ investment objectives and present conflicts of interest. Parametric may face conflicts in the allocation of investment opportunities among the Funds and other clients. Parametric may have incentives to favor one account over another, such as if one client pays higher management fees. Additionally, Parametric and its affiliates may invest their own assets in an investment opportunity that falls within the Funds’ investment objectives, which may reduce the number of investment opportunities available to the Funds. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, Parametric has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of Parametric, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duty of Parametric.

Parametric and its affiliates may invest in different classes of securities of the same issuer. As a result, Parametric and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing right on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, Parametric and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by Parametric or its affiliates on behalf of one client can negatively impact securities held by another client. In addition, Parametric or its affiliates may invest in or advise a company that is or becomes a competitor of a company held by the Funds. Such investment could create a conflict between the Funds on the one hand, and Parametric and its affiliates and their clients on the other hand.

Parametric and its affiliates may give advice and recommend securities to other clients and their own accounts which may differ from advice given to, or securities recommended be bought for, the Funds even though such other clients’ investment objectives may be similar to those of the Funds. Additionally, certain securities or instruments may be held in some client accounts, including the Funds but not in others, or client accounts may have different levels of holdings in certain securities or instruments. In addition, Parametric and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in that a short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa). Parametric and its affiliates maintain separate trading desks that operate independently of each other and do not share information with each other. These desks may compete against each other when implementing buy and sell transactions, possibly causing certain accounts of Parametric and its affiliates to pay more or receive less for a security than other client accounts.

Parametric and its affiliates may from time-to-time receive confidential or material non-public information regarding an investment and may be limited in its ability to utilize such information or to transact in such securities, potentially adversely affecting the Funds. Parametric and its affiliates may be precluded from sharing such information with each other or with its investment team. In addition, Parametric may, in certain instances, be required to aggregate its holdings with its affiliates, potentially causing Parametric to refrain from making investments due to position limit restrictions. Parametric and its affiliates have sought to limit the impact of these potential restrictions by establishing certain information barriers and other policies which limit the sharing of information between different groups within Morgan Stanley.

In the course of its business, Morgan Stanley engages in activities where Morgan Stanley’s interest or the interests of its clients may conflict with the interests of Parametric’s clients, including the Funds. Morgan Stanley engages in investment banking and broker-dealer activities. This may create conflicts of interests between those activities and the Funds. For example, Morgan Stanley’s provision of financial advice to issuers of securities held by the Funds regarding matters such as mergers, acquisitions, restructurings or financings may impact the price of such securities. Morgan Stanley will also publish research and analysis which may impact the price of securities held by the Funds. Activities conducted by Morgan Stanley may affect Parametric’s ability to transact in certain securities from time-to-time.

All of the transactions and activities described above involve the potential for conflicts of interest between Parametric, its affiliates, and their clients. The Advisers Act, 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. Parametric has instituted policies and procedures, including a code of ethics, designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. Parametric seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client. For more information about these and other conflicts of interest of Parametric, please see Parametric’s Form ADV Part 2A.

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